Exhibit 99.1

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (this "Modification Agreement") is dated as of March 22, 2021 and will be effective as of April 1, 2021, by and among NORTH MILL CAPITAL LLC, a Delaware limited liability company, d/b/a SLR Business Credit ("Lender"), with a place of business at 821 Alexander Road, Suite 130, Princeton, New Jersey 08540, SPAR MARKETING FORCE, INC., a Nevada corporation ("US Borrower"), with its chief executive office located at 1910 Opdyke Court, Auburn Hills, Michigan 48326, and SPAR CANADA COMPANY, an unlimited company organized under the laws of Nova Scotia ("Canadian Borrower"), with its chief executive office located at 10 Planchet Road, Unit 21, Vaughan, Ontario L4K 2C8.

RECITALS

WHEREAS, Lender, US Borrower and Canadian Borrower entered into a Loan and Security Agreement dated as of April 10, 2019 (as amended, modified, supplemented, substituted, extended or renewed from time to time, the "Loan Agreement") which sets forth the terms and conditions of a US Revolving Credit Facility by Lender to US Borrower and a Canadian Revolving Credit Facility by Lender to Canadian Borrower;

WHEREAS, Borrowers have applied to Lender for (a) an eighteen (18) month renewal to October 10, 2023 of the term of the Revolving Credit Facility; (b) an increase in the maximum amount of the US Revolving Credit Facility to Sixteen Million Five Hundred Thousand Dollars ($16,500,000); (c) a decrease in the Applicable Rate; and (d) the modification of certain other terms and conditions set forth in the Loan Agreement and other Loan Documents; and

WHEREAS, Lender has approved the foregoing application of Borrowers on the terms and condition set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto adopt the above recitals and agree as follows:

1.         Definitions. Capitalized terms used herein, but not defined herein, shall have the same meanings ascribed to such terms in the Loan Agreement. The term "Modification Agreement," as defined in the preamble to this Modification Agreement, is incorporated by reference into the Loan Agreement.

2.         Estoppel; Release. To induce Lender to enter into this Modification Agreement, each Borrower represents and warrants to Lender that it has no defenses, offsets or counterclaims regarding its Obligations under the Loan Agreement and the other Loan Documents to which it is a party. To induce Lender to enter into this Modification Agreement, each Borrower waives and releases and forever discharges Lender and its officers, directors, investors, bank group members, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against Lender or any of them arising out of or relating to the Obligations. Each Borrower further agrees to indemnify and hold Lender and its officers, directors, investors, bank group members, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys' fees) suffered by or rendered against Lender or any of them on account of any claims arising out of or relating to the Obligations, in each case, except to the extent caused by the gross negligence or willful misconduct of the indemnitee or any of its representatives.

3.         Specific Amendments to the Loan Agreement. Effective as of April 1, 2021, the Loan Agreement is amended in the following particulars:

(a)         The definition of Termination Date in Section 1.1 (Terms) of the Loan Agreement is hereby modified to read as follows:

Termination Date means (a) October 10, 2023 (which represents an eighteen-month extension/renewal of the initial term which would have ended on April 10, 2022 but for such extension with such extended period now being, the Initial Term) unless such date is extended pursuant to Section 3.1 hereof, and if so extended on one or more occasions, the last date of the last such extension, or (b) if earlier terminated by Lender pursuant to Section 9.1 hereof, the date of such termination.

(b)         Section 1.1 (Terms) of the Loan Agreement is hereby modified to add the following new defined term thereto in appropriate alphabetical order:

Second Modification Agreement means that certain Second Modification Agreement, dated as of March 22, 2021 and effective as of April 1, 2021, among US Borrower, Canadian Borrower and Lender.

(c)         The first sentence of Section 2.1(a) (Revolving Advances; Advance Limit) of the Loan Agreement is hereby modified to read as follows:

Upon the request of US Borrower made at any time from and after the date hereof until the Termination Date, and so long as no Event of Default has occurred and is continuing, Lender may, in its Good Faith discretion, make Advances in Dollars to US Borrower under a revolving credit facility (the US Revolving Credit Facility) in an amount up to, so long as Dilution is less than three percent (3%), the sum of (a) up to eighty-five percent (85%) of the aggregate outstanding amount of Eligible Accounts of US Borrower plus (b) (i) up to seventy percent (70%) of Eligible Unbilled Accounts of US Borrower or (ii) Five Million Five Hundred Thousand Dollars ($5,500,000), whichever is less; provided, however, in no event at any time shall the maximum aggregate principal amount outstanding under the US Revolving Credit Facility exceed Sixteen Million Five Hundred Thousand Dollars ($16,500,000) (said Dollar limit being, the US Advance Limit).

(d)         The first sentence of Section 2.1(b) (Revolving Advances; Advance Limit) of the Loan Agreement is hereby modified to read as follows:

Upon the request of Canadian Borrower made at any time from and after the date hereof until the Termination Date, and so long as no Event of Default has occurred and is continuing, Lender may, in its Good Faith discretion, make Advances in Canadian Dollars to Canadian Borrower under a revolving credit facility (the Canadian Revolving Credit Facility) in an amount up to, so long as Dilution is less than three percent (3%), the sum of (a) up to eighty-five percent (85%) of the aggregate outstanding amount of Eligible Accounts of Canadian Borrower plus (b) (i) up to seventy percent (70%) of Eligible Unbilled Accounts of Canadian Borrower or (ii) Six Hundred Thousand Dollars ($600,000), whichever is less; provided, however, in no event at any time shall the maximum aggregate principal amount outstanding under the Canadian Revolving Credit Facility exceed One Million Five Hundred Thousand Canadian Dollars (CDN$1,500,000) (said Canadian Dollar limit being, the Canadian Advance Limit).

(e)         The first sentence of Section 2.4(a) (Interest) of the Loan Agreement is hereby modified to read as follows:

Except where specified to the contrary in the Loan Documents, interest shall accrue on the Daily Balance at the per annum rate of ninety-five hundredths of a percentage point (0.95%) above the Prime Rate in effect from time to time, but not less than five and one-quarter percent (5.25%) per annum (the Applicable Rate).

(f)         Section 2.7(a) (Facility Fee) of the Loan Agreement is hereby modified to read as follows:

(a)          (i)         For the Initial Term, US Borrower shall pay to Lender a Facility Fee equal to eight tenths of one percent (0.80%) of Ten Million Five Hundred Thousand Dollars ($10,500,000). $7,000 of such Facility Fee shall be paid simultaneously with the execution of the Second Modification Agreement, and the remaining amount shall be paid in installments of like amount on the first (1st) day of each month thereafter until paid in full.

(ii)         In addition, if the amount owed under the US Revolving Credit Facility during the Initial Term (A) exceeds Ten Million Five Hundred Thousand Dollars ($10,500,000), but is equal to or less than Eleven Million Five Hundred Thousand Dollars ($11,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, (B) exceeds Eleven Million Five Hundred Thousand Dollars ($11,500,000), but is less than or equal to Twelve Million Five Hundred Thousand Dollars ($12,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, (C) exceeds Twelve Million Five Hundred Thousand Dollars ($12,500,000), but is less than or equal to Thirteen Million Five Hundred Thousand Dollars ($13,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, (D) exceeds Thirteen Million Five Hundred Thousand Dollars ($13,500,000), but is less than or equal to Fourteen Million Five Hundred Thousand Dollars ($14,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, (E) exceeds Fourteen Million Five Hundred Thousand Dollars ($14,500,000), but is less than or equal to Fifteen Million Five Hundred Thousand Dollars ($15,500,000), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof, or (F) exceeds Fifteen Million Five Hundred Thousand Dollars ($15,500,000), but is less than or equal to the US Advance Limit (that is, Sixteen Million Five Hundred Thousand Dollars ($16,500,000)), an additional Facility Fee of Fifteen Thousand Dollars ($15,000) will be charged at the initial occurrence thereof. Notwithstanding the foregoing, any additional Facility Fee of Fifteen Thousand Dollars ($15,000) paid in accordance with the prior sentence shall be pro-rated for any period of less than twelve (12) months.

(g)         Section 2.7(b)(i) (Facility Fee) of the Loan Agreement is hereby modified to read as follows:

(b)         (i)         For the Initial Term, Canadian Borrower shall pay to Lender a Facility Fee equal to eight tenths of one percent (0.80%) of One Million Five Hundred Thousand Canadian Dollars (CDN$1,500,000). $1,000 of such Facility Fee shall be paid simultaneously with the execution of the Second Modification Agreement, and the remaining amount shall be paid in installments of like amount on the first (1st) day of each month thereafter until paid in full.

(h)         The first sentence of Section 3.2 (Termination Fee) of the Loan Agreement is hereby modified to read as follows:

If the Term is terminated by Lender upon the occurrence of an Event of Default or is terminated by Borrowers, other than in compliance with Section 3.1, in view of the impracticability and extreme difficulty of ascertaining actual damages, and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, as a result thereof, in addition to payment of all principal, interest, fees, expenses and other Obligations, US Borrower and Canadian Borrower shall pay Lender upon the effective date of such termination a fee in an amount equal to eighty-five hundredths of one percent (0.85%) of the US Advance Limit and eighty-five hundredths of one percent (0.85%) of the Canadian Advance Limit, respectively, if such termination occurs on or prior to the end of the Initial Term.

4.         Amended and Restated Revolving Credit Master Promissory Notes. To evidence the increase in the US Revolving Credit Facility and the decrease in the Applicable Rate, US Borrower shall execute and deliver to Lender a Second Amended and Restated Revolving Credit Master Promissory Note (the "Amended and Restated US Note"), which Amended and Restated US Note shall amend and restate and supersede and replace the Amended and Restated Revolving Credit Master Promissory Note dated as of December 31, 2020 made by US Borrower and payable to the order of Lender and shall not be considered a novation and shall be a Note under the Loan Agreement. To evidence the decrease in the Applicable Rate, Canadian Borrower shall execute and deliver to Lender a Second Amended and Restated Revolving Credit Master Promissory Note (the "Amended and Restated Canadian Note"), which Amended and Restated Canadian Note shall amend and restate and supersede and replace the Amended and Restated Revolving Credit Master Promissory Note dated as of December 31, 2020 made by Canadian Borrower and payable to the order of Lender and shall not be considered a novation and shall be a Note under the Loan Agreement.

5.         Conditions to Effectiveness of this Modification Agreement. As conditions precedent to this Modification Agreement, Borrowers shall deliver, or cause to be delivered to Lender, or Lender shall have received the following, all in form and substance satisfactory to Lender, on or before the date hereof:

(a)         This Modification Agreement, duly executed by Borrowers, together with the consent of the Guarantors attached hereto; and

(b)         The Amended and Restated US Note, duly executed by US Borrower, and the Amended and Restated Canadian Note, duly executed by Canadian Borrower.

6.         Reaffirmation of Representations and Warranties. Each Borrower hereby reaffirms the representations and warranties made by it in the Loan Agreement and all of the other Loan Documents as fully and completely as if set forth herein at length and made anew. All of such representations and warranties are true, correct and complete as of the date hereof (except as to such representations and warranties which are made as of a specified date, in which case such representations and warranties remain true as of such date, and except as to the matters expressly waived hereunder). In addition, each Borrower represents and warrants to Lender that:

(a)         No consent or approval of, or exemption by any person is required to authorize, or is otherwise required in connection with the execution and delivery of this Modification Agreement, which has not been obtained and which remains in full force and effect;

(b)         Such Borrower has the power to execute, deliver and carry out this Modification Agreement and all documents executed in connection herewith, and this Modification Agreement and such other Loan Documents have been duly authorized by all requisite organizational action and are valid, binding and enforceable as against such Borrower in accordance with their terms;

(c)         No material adverse change in the financial condition of such Borrower has occurred since the date of the most recent financial statements of such Borrower submitted to Lender, and the information contained in said statements and reports is true and correctly reflects the financial condition of such Borrower as of the dates of the statements and reports, and such statements and reports have been prepared in accordance with GAAP and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading; and

(d)         No default or Event of Default exists under the Loan Agreement.

7.         Reaffirmation of Covenants. Each Borrower hereby reaffirms the affirmative and negative covenants set forth in the Loan Agreement and the other Loan Documents as fully and completely as if set forth herein at length (except as otherwise revised herein), and agrees that such covenants shall remain in full force and effect until payment in full of the Obligations.

8.         Reaffirmation of Security Interests and Liens. Each Borrower hereby confirms the security interests and liens granted by such Borrower to Lender in, to and under the Collateral in accordance with the Loan Agreement and other Loan Documents as security for its Obligations to Lender and acknowledges that such security interests shall continue unimpaired and in full force and effect. Each Borrower represents and warrants that, as of the date hereof, there are no claims, setoffs or defenses to Lender's exercise of any rights or remedies available to it as a creditor in realizing upon such assets under the terms and conditions of the Loan Agreement and the other Loan Documents and the security interests and liens in favor of Lender on such assets shall cover and secure all of such Borrower's existing and future Obligations to Lender, as increased and modified by this Modification Agreement.

9.         Miscellaneous.

(a)         Each Borrower agrees to pay any and all fees and expenses, including reasonable counsel fees (including allocated fees of in-house counsel) incurred by Lender in connection with the preparation and execution of this Modification Agreement and all other documents executed in connection herewith.

(b)         This Modification Agreement is intended to supplement and modify the Loan Agreement and the rights and obligations of the parties under the Loan Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to Lender are incorporated herein by reference. If there is a conflict between any of the provisions heretofore entered into and the provisions of this Modification Agreement, then the provisions of this Modification Agreement shall govern. By entering into this Modification Agreement, Lender is not waiving any Event of Default, if any so exists, or any of its rights and remedies as a consequence thereof. Each Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Loan Documents.

(c)         This Modification Agreement will be binding upon an inure to the benefit of each Borrower and Lender and their respective successors and assigns.

(d)         This Modification Agreement may be executed and delivered in counterparts and by facsimile or other electronic delivery means, with each such counterpart and facsimile or other electronic delivery means constituting a valid, effective and enforceable agreement.

10.         CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. THE VALIDITY OF THIS MODIFICATION AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS MODIFICATION AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MERCER, STATE OF NEW JERSEY, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE STATE OF NEW JERSEY OR AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH LOAN PARTY AND LENDER EACH WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING UNDER THIS MODIFICATION AGREEMENT OR RELATING TO THE DEALINGS OF LOAN PARTIES AND LENDER AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF "FORUM NON CONVENIENS" OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10.

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IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be executed and delivered as of the day and year first above written.

Signature Page to Second Modification Agreement

CONSENT OF GUARANTORS

Each of the undersigned guarantors (collectively, the "Guarantors") consents to the provisions of the foregoing Modification Agreement and all prior amendments (if any) to the Loan Agreement and confirms and agrees that: (a) such Guarantor's obligations under its respective guaranty dated April 10, 2019 (as amended, modified, supplemented, substituted, extended or renewed, from time to time, each a "Guaranty") relating to the Obligations mentioned in the Loan Agreement, as increased and modified by the Modification Agreement shall be unimpaired by the Modification Agreement; (b) such Guarantor has no defenses or setoffs, counterclaims, discounts, or charges of any kind against Lender, its officers, directors, investors, bank group members, employees, agents or attorneys with respect to its Guaranty; and (c) all of the terms, conditions, and covenants in its Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as amended by the Modification Agreement. Each Guarantor certifies that all representations and warranties made in its Guaranty are true and correct on the date hereof (except as to such representations and warranties which are made as of a specified date, in which case such representations and warranties remain true as of such date). Each Guarantor acknowledges and agrees that its obligations under its Guaranty include, without limitation, its guaranty of the payment and performance obligations of Borrowers under the Loan Agreement, as increased and modified, and the Notes evidencing the same. Each Guarantor acknowledges and confirms the cross-default and cross-collateralization provisions of the Loan Agreement, as modified by the Modification Agreement. Each Guarantor expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Guaranty.

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WITNESS the due execution hereof as a document under seal, as of the date of this Modification Agreement, intending to be legally bound hereby.

Signature Page to Consent of Guarantors to Second Modification Agreement